Exhibit 99.1

Polaris Industries Inc. Investor Presentation September 2009

United States International Canada 1371.1 304.2 273 2006 2007 2008 2009 2006 1657 1780 1948 1780 Strong Business Foundation By Product 2008 By Geography 2008 Off-Road Vehicles (ORV) 67% Victory Motorcycles 5% Snowmobile 10% Parts Garments & Accessories 18% Snowmobiles ORVs Parts Garmants & Accessories Victory 10 67 18 5 ATVs Side-by- Sides Sales (Millions) Down 20% to 25% guidance

Update on 2009 Objectives

Objectives	Progress-To-Date through Q2 2009
Align Strategy and Structure	Off-Road Vehicle Division On-Road Vehicle Division VP – Global New Market Development VP – Corporate Development VP – Operations (New)
Attack Costs	Workforce reductions – 460 Manufacturing/production costs ↓in line with sales decline Operating expense reduction ↓ 14% YTD Capital expenditures ↓ 33% YTD Factory inventory ↓ 21% YTD
Accelerate Operational Excellence	Supply chain lead times ↓13+% YTD Product development speed 22% faster since June '08 Gross margins up 110 bpts YTD
Focused on Dealers/Customers	MY'10 product news is industry leading - again MVP moving to 50% of retail volume – in 2H 2009 Reduced MY'10 Victory production Early holdback payment to assist dealer cash flow Maintain availability of wholesale and retail credit
Prepare for a Tough Year	Sales down 20 – 25% Contingency plans in place if needed

Sept. 16, 2009
3
POLARIS

2009 Full Year Guidance Product Line Sales Off-Road Vehicles Down 21% to 25% Snowmobiles Down 15% to 20% Victory Motorcycles Down 40% to 50% PG&A Down 13% to 17% Total Company Sales Down 20% to 25% Gross Margins Up to 130 bpts improvement Operating expenses Down significantly in dollars; up as a percent of sales EPS, Diluted $2.70 - $2.90 (-23% to -17%) EPS Guidance Narrowed for Full Year 2009 in Q2 2009

North American Retail Sales 0% Polaris N.A. retail sales decreased in line with expectations Core ATV decline is greater than side-by-sides International retail sales decline similar to N.A. Appears we have reached the bottom.

Gross Profit Margin Percentage Trends Flexible variable cost structure and timely execution drives gross margin expansion

Third Quarter 2009 Guidance Weak Industry retail sales expected to continue in Q3 2009 Adjustments made to production for Victory MY 2010 Commodity cost/ expense reduction will continue to help offset weak demand Total Company Sales (in millions) Diluted EPS 2008 2009 Sales 580.3 404.7 75 $580.3 Down 25% to 30% Q3 Actual Q3 Guidance 2008 2009 Sales 1.13 0.76 0.12 $1.13 $0.76 to $0.86 Down 33% to 24% Q3 Actual Q3 Guidance

Balance Sheet and Liquidity Remain Healthy $ In millions (except per share data) YTD June 2009 +- YTD June 2008 Full Year / Year End 2009 Guidance Total Debt - ending $250.0 -$11.0 Similar to 2008 Net Debt - ending (debt less cash balances) $220.0 -$19.1 Improved from 2008 Credit Facility (expires December 2011) $450.0 - $450 Average debt outstanding $295.6 +$21.5 Similar to 2008 Debt Interest Rate - ending 0.79% -210 bpts Lower average rate than 2008 Capital Expenditures $25.2 -$12.4 $50 to $55 (narrowed) Depreciation and amortization $28.7 +$1.6 $60 to $65 (unchanged) Operating cash flow -$8.7 -$30.4 % decline in line with net income Factory Inventory $219.6 -$58.8 Lower than 2008 Stock buyback $0.3 -$85.6 Minimal repurchases in 2009 Dividend (per share) $0.78 +$0.02 $1.56 per share (+3%)

Consistent Financial Performance * *A reconciliation of the Company's calculation of cash flow provided to the most directly comparable cash flow measure, as required by Regulation G, appears in the appendix of this presentation. Before Changes in Current Operating Items and Deferred Taxes 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 0.4 0.44 0.5 0.56 0.62 0.92 1.12 1.24 1.36 1.52 1.56 West North 1993 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 59 120 130 151 177 179 202 211 178 189 198 Cash Flow from Continuing Operations** Dollars (in millions) Dividends (Per Share) +3% Guidance 10-year CAGR 6.1% 10-year dividend payout - $349 million 2004 2005 2006 2007 2008 0.18 0.18 0.15 0.14 0.15 Peers 0.1251118 0.1197862 0.1078636 0.098095 0.0437014 S&P 0.065443378 0.070686342 0.07608951 0.074584368 0.070991254 2004 2005 2006 2007 2008 0.38 0.37 0.41 0.66 0.76 Peers 0.2412936 0.2473326 0.2295802 0.2180638 0.0026454 S&P 0.188241356 0.25676207 0.183588901 0.304856911 0.215243527 Return on Shareholders' Equity* 2004-2008 *From continuing operations Return on Assets* 2004-2008 PII Peer Average (BC, WGO, HOG, ACAT, TTC) S&P 500 Average

Polaris Credit Facility ($ in millions) Wholesale Credit ($ in millions) Retail Credit Credit Arrangements Ample Credit Capacity 8 banks in Credit Facility Effective rate = 0.79% Polaris Acceptance 50/50 joint venture with GE U.S. Dealer Financing 13 year joint venture (contract until 2012) Three Year Avg. ROI = 27% Third party arrangements HSBC, GE and Sheffield No Credit or Funding risk to Polaris Approval and penetration rates have stabilized at acceptable levels $450.0 Unsecured Agreement (Expires December 2011) $220.0 Net debt Quarter ended 6/30/2009 P.A. Income to Polaris Q4 2008 Q4 2008 Q1 2009 Q1 2009 Q2 2009 Q2 2009 Sales 0.53 0 0.44 0 0.48 0.31 0.31 0.33 Penetration Rate Approval Rate 44% 31% 48% 33% 53% 31% 2006 2007 2008 East 17.1 13.9 13.2 West North $17 $14 $13

North American Dealer Inventory Levels Receivable Balance - U.S. Dealers ($ in millions) North American Dealer Count Dealer Health Down 8% from Q2 2008 Down 10% from Q1 2009 Victory ? 24% from Q2 2008 Expect further declines by 2009 year end Down 5% from Q2 2008 Down 12% from Q1 2009 Losses remain well less than 1% Dealer count reduction expected to be ~5% in '09 U.S. Dealer repossessions are stable: Q4 2008 20 dealers Q1 2009 13 dealers Q2 2009 12 dealers

Research & Development / New Product Tooling New Product Development is key Over 25 new products introduced for MY '10 Objective: Best products and quality at the lowest cost Focused more on Value engineering RANGER 800 XP Trail Boss RANGER EV (Electric) Victory Cross Country RUSH Recent MY'10 Product Introductions: 2004 2005 2006 2007 2008 2009 Research & Development New Product Tooling guidance % of Total Company Sales 4.6% 5.0% 5.4% 5.7% 5.5% About Flat

Off-Road Vehicle Division Gaining Share Share gains on both ATV & SxS year-to-date Driving Synergies Delivering significant synergies across ORV Delivering Margin Expansion On plan vs. margin expansion targets Leveraging Global Opportunities Gaining share in Europe YTD Positioned Well for 2010 & Beyond Strong premium AND value line-ups for MY 2010 Most product news in industry Sales 2006 2007 2008 2009 2006 1117 1195 1306 980 65 (Millions) Down 21% to 25% guidance Best of the Best Sportsman XP 850/550 Touring Best Value Ranger 400 MY 2010 New Products

Strong Premium AND Value Lines for MY 2010 Off-Road Vehicles 2010 Product Strategy NEW! RANGER 800 & 500 H.O. NEW! RANGER CREW NEW! RANGER 6x6 NEW! RANGER EV NEW! Sportsman 550 X2 NEW! Sportsman 550 Touring NEW! Sportsman 850 Touring NEW! RANGER 400 Sportsman 500 H.O. is BACK NEW! Sportsman 500 Touring NEW! Sportsman 800 EFI NEW! Trail Boss 330 NEW! Trail Blazer 330 NEW! Scrambler 500 +

Military +42% +50% to 100% Full Year Guidance Polaris Military Sales Polaris Defense - Strong Growth Opportunity Military Targeted Market Size $3+ Billion Leverage Full Line of Mission Support Vehicles Expanding to other Government Agencies Grow Sales to US Foreign Military Allies

Bobcat Alliance Phase 1: (2H 2010) supply of highly differentiated work vehicles Phase 2: Market co-developed product through both dealer channels #1 Off-Road Vehicle Manufacturer #1 Compact Construction Manufacturer +

Snowmobile Division #2 in market share Product focus on ride and handling Stable Installed base 2.5 million registered riders in 2008 RUSH named 2010 Snowmobile of the Year by SnowGoer magazine (Millions) 2006 2007 2008 2009 2006 157 179 205 164 15 Sales guidance Down 15% to 20% Polaris RUSH

Low Emission Vehicles Motorcycles Cruisers Touring On-Road Division Product Segments Low Emission Vehicles Announced July 2009 Electric Vehicles designed for: Paved and hard packed surfaces Master planned communities New and growing customer base Underserved market - few purpose built vehicles Breeze(tm) Victory Highest quality motorcycle in the industry 24 models for MY 2010 Priced from $13,800 to $25,000 11 years in business with 55,000 motorcycles sold

Opportunity On-Road Division - Victory Motorcycles MY 2010 Product Launch: Cross Country, Cross Roads, Value models (8-Ball) Streamlined line-up (89 model variations to 24) Improved value proposition - 5 year warranty / lower price points Dealer strength: lower dealer inventory levels (-24% vs. LY) 2006 2007 2008 2009 2006 113 113 94 47 10 guidance (Millions) Down 40% to 50% Sales N.A. Cruiser and Touring Market

Victory Motorcycles International Expansion Plan Market Expansion Plan by Market 50,000 Unit Market Size Focused launch in 8 markets = 95% market coverage

Low Emission Vehicles Neig other Q2 2009 0.1 0.9 Neighborhood Vehicles People Transport Light Duty Government Commercial Stealth Hunters Multi-acre Homeowners Driver & Passenger Seat belts Turn Signals Premium Wheels Adjustable Drivers Seat Low & High Beam Lights Comfort Ride Suspension Technology MyChoice(tm) Rear Seat Easily converts in 60 seconds (Golfing, Riding, Light Cargo) Low Emission Vehicle Opportunity 300,000 Units ON-ROAD Polaris Breeze(tm) OFF-ROAD RANGER EV Efficient Power Motor: 30 HP, 48 Volts Batteries: Eight 12 Volt Batteries Three Operating Modes Performance - up to 25 MPH Pulling/Towing Maximum Range - up to 50 Miles New Customers Quiet Home Use, Commercial Uses, Government, Commercial, Hunters CLEAN. QUIET. ELECTRIC.

Parts, Garments & Accessories Division Highest margin business Innovation is key driver of success - over 400 new accessories introduced in past two years Remains highest gross margin business - expect gross margin expansion in 2009 (Millions) Sales 2006 2007 2008 2009 2006 270 293 344 285 20 guidance Down 13% to 17% Q2 2009 PG&A Revenue by Business Unit Plows Cab Systems

International Division Polaris Subsidiaries Sales 2006 2007 2008 2009 2006 233 258 304 243 31 guidance Down 10% to 20% (Millions) Europe ME/Africa Latin America Asia Aus/NZ East 0.73 0.07 0.07 0.01 0.12 ORV Victory Snow PGA East 0.76 0.04 0.03 0.17 Q2 2009 Revenue by Geography Q2 2009 Revenue by Business Unit #1 in ORV in Europe Growing ORV market share Strong Financials and Premium Brand Victory Global Rollout in progress New market Initiatives (On Road, Electric, Military, Light work) - China, Brazil, India

2006 2007 2008 2009 East 21 23 28 28 West 5 North Quality Top Net Promoter Score 75+ Cost Continuous reduction in non value add waste Simplicity and efficiency Speed Fastest product development cycle Fastest back end and dealer turns Aggressive re-investment into future growth Operational Excellence What's the End Game Look Like? Total Company Gross Margins (dollars In millions) 21.7% 22.1% 22.9% Guidance Up to 130 basis points

Polaris 5-Year Strategic Objectives Best in Powersports PLUS 5-8% organic growth Growth through Adjacencies $100 - 300M growth Global Market Leadership >25% of Polaris Revenue Operations is a Competitive Advantage Op Ex drives >200bpts Operating Margin improvement Strong Financial Performance Sustainable, Profitable Growth

Polaris Industries Inc. Thank you. Q & A

Appendix Our presentation and responses to your questions may contain certain statements which may be considered forward looking for the purposes of the Private Securities Litigation Reform Act of 1995. We caution you that actual results could differ materially from those projected in a forward looking statement which by their nature involve risk that results may differ from those anticipated. Additional information concerning the factors that could cause results to differ materially from those anticipated may be found in Polaris' annual report, 10-K, 8-K, 10-Q and form S-3 registration statements. Regulation G Reconciliation Private Securities Litigation Reform Act of 1995 - Polaris Industries Inc. Disclosure Litigation Statement